SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 19, 2004

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

     On July 19, 2004, the Registrant acquired all of the outstanding capital stock of Altama Delta Corporation (“Altama”), a designer, manufacturer and distributor of combat and tactical boots for U.S. and foreign militaries, government agencies and the commercial sector. The stock was acquired from W. Whitlow Wyatt, Altama’s sole shareholder and President and Chief Executive Officer.

     The purchase price for the stock was $38.0 million, payable with $35.5 million in cash and 196,967 shares of the Registrant’s common stock valued at $2.5 million, plus an earnout payment of $2.0 million subject to Altama meeting certain sales requirements. Additionally, the Registrant agreed to pay Mr. Wyatt $2.0 million in consideration for a five-year covenant-not-to-compete and other restrictive covenants, and to enter into a two-year consulting agreement with him for an annual consulting fee of $100,000.

     In connection with the transaction, the Registrant conducted a public offering of 2.5 million shares of its common stock and also amended its existing credit facility with Manufacturers and Traders Trust Company. The Registrant raised net proceeds in the public offering of approximately $29.4 million. In amending its credit facility, the Registrant increased its borrowing capacity to $33.4 million, and obtained a new $10.0 million term loan. The closing of the public offering and the amended credit facility also occurred on July 19, 2004. The cash portion of the acquisition purchase price was paid with the net proceeds from the public offering and borrowings under the amended credit facility. The purchase price was determined through arms-length negotiations between the parties.

     On July 19, 2004, the Registrant issued a press release announcing the completion of the acquisition of Altama.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. The financial statements required to be filed are included as Exhibit 99.1.

     (b) Pro Forma Financial Information. The pro forma financial information required to be filed is included as Exhibit 99.2.

     (c) Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Phoenix Footwear Group, Inc., W. Whitlow Wyatt and Altama Delta Corporation dated June 15, 2004, (incorporated by reference to the Current Report on Form 8-K for June 15, 2004 by Phoenix Footwear Group, Inc. (SEC File No. 001-31309)) (Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementary to the Securities and Exchange Commission upon request)

23.1	Consent of Joseph Decosimo and Company, LLC

99.1	Financial Statements of Altama Delta Corporation (incorporated by reference to the consolidated financial statements of Altama Delta Corporation, attached as Exhibit 99.1 to the Current Report on Form 8-K of the Registrant filed July 8, 2004 SEC File No. 001-31309).

99.2	Unaudited Condensed Combined Consolidated Pro Forma Financial Data for the Year Ended December 27, 2003, and as of and for the Three Months Ended March 27, 2004

99.3	Press Release dated July 19, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
Date: August 3, 2004	By:	/s/ Richard E. White
Richard E. White
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Phoenix Footwear Group, Inc., W. Whitlow Wyatt and Altama Delta Corporation dated June 15, 2004, (incorporated by reference to the Current Report on Form 8-K for June 15, 2004 by Phoenix Footwear Group, Inc. (SEC File No. 001-31309)) (Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementary to the Securities and Exchange Commission upon request)

23.1	Consent of Joseph Decosimo and Company, LLC

99.1	Financial Statements of Altama Delta Corporation (incorporated by reference to the consolidated financial statements of Altama Delta Corporation, attached as Exhibit 99.1 to the Current Report on Form 8-K of the Registrant filed July 8, 2004 SEC File No. 001-31309).

99.2	Unaudited Condensed Combined Consolidated Pro Forma Financial Data for the Year Ended December 27, 2003, and as of and for the Three Months Ended March 27, 2004

99.3	Press Release dated July 19, 2004.